UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2012

MONOTYPE IMAGING HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33612	20-3289482
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Unicorn Park Drive Woburn, Massachusetts	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 970-6000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, on January 30, 2012, Monotype Imaging Holdings Inc., a Delaware corporation (“Monotype Imaging”), received a voluntary request for information from the United States Department of Justice (the “DOJ”) seeking documentary materials and information regarding the proposed merger between Monotype Imaging and Bitstream Inc. (the “Merger”). Since receiving the DOJ’s request, Monotype Imaging worked cooperatively to respond to the DOJ’s request.

On March 13, 2012, Monotype Imaging received notification from the DOJ that the DOJ has closed its inquiry into the Merger.

Completion of the proposed merger remains subject to stockholder and regulatory approval and is subject to the satisfaction or waiver of the other closing conditions specified in the merger agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOTYPE IMAGING HOLDINGS INC.

Date: March 13, 2012	By:	/s/ Scott E. Landers
Scott E. Landers Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary